Exhibit 99.1

Investor Contact:
Erica Abrams, The Blueshirt Group for Borland
415-217-5864
erica@blueshirtgroup.com
Company Contact:
Aaron Feigin
408-863-2409
afeigin@borland.com
Borland Announces Preliminary Financial Results for Fourth Quarter 2006
Company Expects To Deliver 50% Year over Year ALM Revenue Growth for 2006; Cost Reduction
Initiatives Continue
CUPERTINO, Calif., — January 30, 2007 — Borland Software Corporation (NASDAQ: BORL), today announced preliminary financial results for the fourth quarter ended December 31, 2006.
For the fourth quarter, Borland expects to report revenue in the range of $74 to $76 million. GAAP net loss for the quarter is expected to be in the range $11.5 to $13.9 million, or $0.15 to $0.18 per share, and non-GAAP net loss is expected to be in the range $1.8 to $4.2 million, or $0.02 to $0.05 per share, including the benefit of $1.6 million, or $0.02 per share, in one-time balance sheet adjustments. Non-GAAP net loss excludes approximately $2.4 million, or $0.03 per share, in stock-based compensation, $2.3 million, or $0.03 per share, in amortization of intangibles, $5.7 million, or $0.08 per share, in restructuring, severance and other expenses, and $.7 million, or $0.01 per share, in income tax benefits.
Total revenue from ALM products and services for the fourth quarter is expected to be in the range of $44 to $46 million, which would represent an increase of approximately 50% over the fourth quarter of 2005. Revenue from ALM products and services is expected to represent approximately 60% of revenue for the fourth quarter of 2006, up from 43% in the fourth quarter of 2005.
“We continue to make good progress streamlining our operations and executing on our ALM growth strategy,” said Tod Nielsen, President and CEO of Borland. “We’ve completed the restructuring of our sales, marketing, services, and research and development organizations to simplify our business and better meet the needs of our customers. Our objective in 2007 is to maintain strong ALM growth while achieving non-GAAP operating profitability in the second half of the year.

“Looking ahead, we expect to complete additional restructuring measures to reduce our G&A costs and further consolidate facilities to achieve our 2007 goals. From there, we expect to be in a strong position to scale the business and achieve improved operating results in 2008 and beyond. We believe that Borland is uniquely positioned for leadership in the ALM market,” concluded Nielsen.
Fiscal Year 2007 Guidance
Management currently expects total revenue for 2007 to be in the range of $290 to $310 million, with stronger growth in the second half of the year. 2007 revenue contributions by products and services are expected to be as follows: ALM revenue is expected to increase to approximately 65% of total revenue; CodeGear revenue is expected to be approximately 25% of total revenue and DPG is expected to be approximately 10% of revenue. GAAP net loss for 2007 is expected to be in the range of $23 to $32 million, including approximately $17 million in stock-based compensation and amortization of intangibles and excluding any future restructuring charges. Management expects quarterly GAAP and non-GAAP losses to continue through at least the first half of 2007.
For the fourth quarter of 2007 management is targeting GAAP operating margins of 5%, including approximately $4 million in stock-based compensation and amortization of intangibles.
Conference Call on Thursday, February 8, 2007
Borland will discuss preliminary financial results for the quarter ended December 31, 2006 at 2:00 p.m. Pacific Time, on Thursday, February 8, 2007. To access the conference call, dial (800) 366-7417 for the US or Canada and (303) 262-2211 for international callers. The Webcast will be available live on the Investor Relations section at www.borland.com. Please visit the website at least 30 minutes prior to the scheduled time to download any necessary audio or plug-in software. A replay will be available approximately two hours after the conference call ends and will be available until Tuesday, May 8, 2007 at 12:00 a.m. Pacific Time. Please dial (800) 405-2236 or (303) 590-3000, with passcode 11081815 to access the replay. The archived Webcast will also be available on our website.
About Borland
Founded in 1983, Borland (NASDAQ: BORL) is the leading vendor of Open Application Lifecycle Management (ALM) solutions — open to customers’ processes, tools and platforms — providing the flexibility to manage, measure and improve the software delivery process. To learn more about maximizing the business value of software, visit http://www.borland.com.
Borland and all other Borland brand and product names are service marks, trademarks or registered trademarks of Borland Software Corporation or its subsidiaries in the United States and other countries. All other marks are the property of their respective owners.
Forward-Looking Statements
Statements made in this release that are not historical facts are “forward-looking statements” and accordingly involve risk and uncertainties that could cause actual results to differ materially from those described in this release. Forward-looking statements include, for example, all statements relating to projected financial performance (including statements involving projection of revenues, income including income (loss), earnings including earnings (loss) per share, capital expenditures, dividends, capital structure, anticipated cost savings or other financial items), the plans and objectives of management for future operations, restructuring, products or services; and future performance in economic terms or other any other measures.

The potential risks and uncertainties that could cause results to differ materially include, among others, our successful completion of a transition to development and sales of enterprise software development solutions; our successful completion of ongoing cost saving and business restructuring efforts; implementation of systems to manage large service projects for the enterprise solutions market; our ability to predict revenue and control expenses in order to achieve positive cash-flow; the ability to compete with new or existing competitors who may have more resources; continued access to third-party technology on reasonable terms; our ability to retain key personnel and integrate new leaders to support our business transition; and diversion of management attention due to integration of acquired companies and divestment or formation of new operational divisions. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. These and other risks may be detailed from time to time in Borland’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to its latest Annual Report on Form 10-K, and its latest quarterly report on Form 10-Q, copies of which may be obtained from http://www.sec.gov. Borland does not intend to update this information to reflect future events or circumstances, and disclaims any obligation or duty to do so.
Reconciliation of GAAP to non-GAAP Financial Results

Preliminary
Fourth Quarter 2006	Net (loss)		Net (loss)		Net (loss)/	Net (loss)/
Results	Low		High		share Low	share High
Estimated GAAP	$(11.5	)M	$(13.9	)M	$(0.15)	$(0.18)
Add:
Stock based compensation	$2.4		$2.4		$(0.03)	$(0.03)
Amortization of intangibles	$2.3		$2.3		$(0.03)	$(0.03)
Restructuring, severance and other expense	$5.7		$5.7		$(0.08)	$(0.08)
Income tax benefits	$(.7)		$(.7)		$0.01	$0.01
Total GAAP adjustments	$9.7		$9.7		$(0.13)	$(0.13)
Non-GAAP	$(1.8	)M	$(4.2	)M	$(0.02)	$(0.05)
Non-GAAP Financial Measures
The attached press release includes measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share. For its internal budgeting and resource allocations process and comparison of its operations with prior periods and competitors, Borland’s management uses financial information that does not include: (a) severance and restructuring charges, (b) the stock-based compensation impact of SFAS 123R, (c) amortization of intangible and other assets, (d) acquisition-

related expenses, (e) acquired in-process research and development expense, (f) gains and losses on sales of investments and real estate and the related tax effects, and (g) income tax (benefit) provisions.
Borland refers to these non-GAAP financial measures in assessing the performance of Borland’s Ongoing Operations (as defined below) and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate our internal comparisons to Borland’s historical operating results. We have historically reported similar non-GAAP financial measures and believe that the inclusion of comparative results provides consistency in our financial reporting that benefits investors. We compute non-GAAP financial measures using consistent methods from quarter to quarter and year to year.
Borland recognizes that these non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Borland believes that non-GAAP measures have substantial limitations in that they do not reflect all of the amounts associated with Borland’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s results of operations in conjunction with the corresponding GAAP measures. In presenting its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share, Borland excludes the following items:
A. Severance and restructuring charges. Borland has incurred restructuring charges eliminating certain duplicative activities, focusing Borland’s resources on future growth opportunities and reducing Borland’s cost structure. In connection with its restructuring, Borland has recognized costs related to termination benefits for former Borland employees whose positions were eliminated and for the closure of Borland facilities. Borland excludes these items because these expenses are not reflective of the results of its activities facilitating its ongoing ability to develop, sell and market its products (“Ongoing Operations”) and Borland believes excluding these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons with prior and subsequent reporting periods as well as comparisons to the operating results of competitors in Borland’s industry. Expenses related to severance and restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.
B. Stock compensation impact of SFAS 123R. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123R. Prior to the adoption of SFAS 123R in fiscal 2006, Borland did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123, to disclose such expenses in the footnotes to its financial statements. As Borland applies SFAS 123R, Borland believes that it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s operational performance in comparison to prior periods in which such expense was not included directly in its financial statements. In addition, while stock-based compensation expense calculated in accordance with SFAS 123R constitutes an ongoing and recurring expense, such expense is excluded from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because it is not an expense that typically requires or will require cash settlement by Borland and consequently is not used by management to assess the core profitability of Borland’s

Ongoing Operations. Borland believes it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. Borland further believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item are useful to investors in that excluding this item facilitates comparisons to the operating results of competitors in Borland’s industry that may have different patterns of activity associated with equity compensation.
C. Amortization of purchased intangibles. In connection with its acquisitions, Borland has incurred amortization of purchased intangible assets. These purchased intangibles include: developed technology, customer lists and relationships, maintenance agreements, trade names, trademarks and service marks and non-compete agreements. For accounting purposes, Borland amortizes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although these intangible assets generate revenue for Borland, Borland excludes the associated amortization expense because it is non-cash in nature and because Borland believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item provide meaningful supplemental information regarding Borland’s operational performance, liquidity and Borland’s ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item facilitates comparisons to Borland’s historical operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories.
D. Acquisition related expenses. Borland has incurred significant acquisition-related expenses in connection with its prior acquisitions. Borland has also acquired in-process research and development that had not yet reached technological feasibility and had no alternative future use. Accordingly, these amounts were charged to operating expense upon consummation of the respective acquisitions. Borland excludes these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these expenses are not reflective of Ongoing Operations in the current period and have no direct correlation to the operation of Borland’s business either historically or on a future basis, as these are one-time charges. In addition, excluding this item facilitates comparisons to Borland’s historical and future operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories. Expenses related to acquisitions have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.
E. Acquired in-process research and development expense. Borland has incurred in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists. These amounts arise from Borland’s prior acquisitions and have no direct correlation to Borland’s Ongoing Operations. In addition, excluding this item from Borland’s measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons to Borland’s historical and subsequent operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories.
F. Sales of investments and real estate and the related tax effects. Borland incurs investment gains and losses on the sale and exchange of equity securities and real estate that it may beneficially own from time to time. Borland does not actively trade securities nor does Borland rely on these securities positions for funding its Ongoing Operations. Borland excludes gains and losses on these equity securities and real estate and the related tax effects from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these items are unrelated to Borland’s Ongoing Operations and because the exclusion of this item facilitates comparisons to Borland’s historical and subsequent operating results and comparisons to the operating results of competitors in Borland’s industry which may have different patterns of investment tangential to their non-core businesses.
G. Income tax (benefit) provision. Borland has released a tax contingency reserve related to the closure of a foreign tax audit. Periodically, Borland also incurs tax charges and/or benefits for GAAP purposes relating to non-GAAP items. Borland excludes these items from its measure of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these items are not reflective of Ongoing Operations in the current period. In addition, excluding this item from Borland’s measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons to Borland’s historical and subsequent operating results and comparisons to the operating results of competitors in Borland’s industry which may have different tax situations and a different combination of foreign and domestic operations.
Borland believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Borland’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s financial results in conjunction with the corresponding GAAP measures. Because of these limitations, Borland qualifies the use of non-GAAP financial information in a statement when non-GAAP information is presented. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Borland management that similar charges and expenses will not be incurred in subsequent periods.
###